Exhibit 10.16

                            GUARANTY AGREEMENT
                               (R&B Falcon)

      THIS GUARANTY AGREEMENT (this "Guaranty") is dated as of April 24, 1998 and is by R&B FALCON CORPORATION, a Delaware corporation (the
"Guarantor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent") for its benefit and for the ratable benefit of the Documentation Agent and the financial institutions (the "Banks") now or hereafter party to that certain Credit Agreement dated as of November 10, 1997, as amended by First Amendment dated as of even date herewith (as the same may be further amended, modified or restated from time to time and at any time, the "Credit Agreement"), among DEEPWATER DRILLING II L.L.C (the "Borrower"), the Banks, the Administrative Agent, and NATIONAL WESTMINSTER BANK Plc, as Documentation Agent.

                           W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Credit Agreement, the Banks have agreed to extend credit to the Borrower;

      WHEREAS, the obligation of the Banks to extend credit is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guaranty;

      WHEREAS, the Guarantor, through its wholly-owned indirect subsidiary, RB Deepwater Exploration II Inc. ("R&BII"), owns a sixty percent (60%) equity interest in the Borrower;

      WHEREAS, the Borrower was formed for the purposes of constructing and operating the Drillship (and for the other incidental purposes set forth in the Limited Liability Company Agreement pursuant to which the Borrower was formed), and it is intended that the Drillship will be used in part in connection with the exploration or development activities of the Guarantor and its subsidiaries, and therefore, the Guarantor will derive substantial direct and indirect economic benefit from the extensions of credit pursuant to the Credit Agreement;

     NOW, THEREFORE, (i) in consideration of the premises and to induce the Banks to enter into the Credit Agreement and to extend credit, (ii) at the special insistence and request of the Administrative Agent and the Banks, and (iii) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, for the benefit of the Administrative Agent, the Documentation Agent and the Banks, hereby agree as follows:

     Section 1.     Defined Terms.

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          (b) The following terms used herein shall have the meanings set forth below:
          "Guarantor Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or remedied during such time) constitute a Guarantor Event of Default.

          "R&B Credit Amendment" means any amendment, modification, replacement, termination (a "change") of any terms of any documents governing the R&B Credit Facility if, in the opinion of the
     Administrative Agent (acting upon direction of the Majority Banks), such change could be construed to have a material adverse effect on the Majority Banks.

          "R&B Credit Facility" means (a) the credit arrangements evidenced by the Credit Agreement dated as of April 24, 1998 among the Guarantor as borrower thereunder, The Chase Manhattan Bank as Administrative Agent, and the other agents and banks parties thereto, as the same may be further amended (with the consent of the Majority Banks, if such consent is required pursuant to Section 7(b) of this Guaranty), and
     (b) any credit arrangement or Indebtedness entered into or incurred in renewal, extension, replacement or restatement thereof.

     Section 2.     Guaranty.

           (a) The Guarantor hereby, unconditionally and irrevocably, guarantees the prompt performance and payment in full in Dollars when due (whether at stated maturity, by acceleration or otherwise) of the
Obligations heretofore or hereafter incurred by the Borrower, and the Guarantor further agrees to pay all costs, fees and expenses (including, without limitation, counsel fees of outside counsel, and the allocated cost of in-house counsel) incurred by the Administrative Agent or any Bank in enforcing any rights under this Guaranty.

           (b) Notwithstanding anything herein or in any other Loan Document to the contrary, the maximum aggregate liability of the Guarantor under this Guaranty at any time shall not exceed an amount equal to sixty percent (60%) of the dollar amount of the Obligations then outstanding. Such amount shall be calculated without giving effect to payments made by any guarantor of any part of the Obligations other than payments by the Guarantor.

     Section 3.     Guaranty Absolute.

           (a) The obligations of the Guarantor hereunder are those of a primary obligor, and not merely a surety, and are independent of the
Obligations. A separate action or actions may be brought against the Guarantor whether or not an action is brought against the Borrower, any other guarantor or other obligor in respect of the Obligations or whether the Borrower, any other guarantor or any other obligor in respect of the Obligations are joined in any such action or actions.

           (b) Subject to the limitation set forth in Section 2(b) above, the Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement and the other Loan Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Banks with respect thereto. The Guarantor agrees that its guarantee constitutes a guarantee of payment when due and not of collection. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

             (i) any lack of genuineness, validity, legality or enforceability of the Credit Agreement, any other Loan Document or any other document, agreement or instrument relating thereto or any assignment or transfer of any thereof;

           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations (including, without limitation, the possible extension of the
     Revolving  Termination Date and increase of  the  amount  of  the
     Commitments all on the terms and conditions set forth in the Credit Agreement), or any waiver, indulgence, compromise, renewal, extension, amendment, modification of, or addition, consent, supplement to, or consent to departure from, or any other action or inaction under or in respect of, the Credit Agreement or any other Loan Document or any document, instrument or agreement relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof;

           (iii) any release or partial release of any other guarantor or other obligor in respect of the Obligations;

            (iv) any exchange, release or non-perfection of any collateral for all or any of the Obligations, or any release, or amendment or waiver of, or consent to departure from, any guaranty or security, for all or any of the Obligations;

             (v) any furnishing of any security for any of the Obligations;

             (vi) the liquidation, bankruptcy, insolvency or reorganization of the Borrower, any other guarantor or other obligor in respect of the Obligations or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

            (vii) any modification or termination of any intercreditor or subordination agreement pursuant to which the claims of other creditors of the Borrower or the Guarantor are subordinated to those of the Banks; or

           (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or the Guarantor.

           (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of the Borrower or the Guarantor or otherwise pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by the Administrative Agent or any Bank, all as though such payment or performance had not been made.

           (d) If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Obligations shall be deemed to have been accelerated and, subject to the limitation set forth in Section 2(b) above, the Guarantor agrees to forthwith pay such Obligations (including, without limitation, interest which but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such Obligations), and the other obligations hereunder, without any further notice or demand.

      Section 4. Waivers. The Guarantor hereby waives promptness, diligence, notice of intention to accelerate, notice of acceleration, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty and any requirement that the Administrative Agent or any Bank protect, secure, perfect or insure any security interest in or any Lien on any property subject thereto or exhaust any right or take any action against the Borrower, any other guarantor or any other Person or any collateral or security or to any balance of any deposit accounts or credit on the books of any Bank in favor of the Borrower or the Guarantor.

      Section 5. Subrogation. The Guarantor agrees that it will not exercise any rights of subrogation, reimbursement or contribution, contractual, statutory or otherwise which it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, until all of the Obligations have been paid in full in cash and all Commitments have terminated.

       Section   6.      Representations  and  Warranties.   The  following
representations and warranties are hereby made to the Administrative Agent and the Banks:

           (a) The Guarantor represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

           (b) The Guarantor represents and warrants that it: (i) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where qualification or licensing is required by the nature of its business except where the absence of such qualification has no reasonable likelihood of having a Material Adverse Effect on the business, properties, assets or conditions (financial or otherwise) of the Guarantor; (ii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iii) is in compliance with its certificate of incorporation and bylaws; (iv) is not in default under any material agreement; and (v) is in compliance with all applicable law except if such noncompliance has no reasonable likelihood of having a Material Adverse Effect on the business, operations, properties, assets or conditions (financial or otherwise) of the Guarantor or on its ability to perform its obligations under this Guaranty.

           (c) The Guarantor represents and warrants that the execution, delivery, and performance by the Guarantor of this Guaranty (i) are within the Guarantor's corporate powers; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene the Guarantor's certificate of incorporation or bylaws; and (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties.

           (d) The Guarantor represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

           (e) The Guarantor represents and warrants that this Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally, as such laws would apply in the event of bankruptcy, insolvency or other similar occurrence with respect to the Guarantor, and except as may be limited by equitable principles (whether enforcement is sought in equity or law).

           (f) The Guarantor represents and warrants that there is no pending or threatened action or proceeding affecting the Guarantor before any Governmental Authority which has any reasonable likelihood of having a Material Adverse Effect on the business, operations, properties, assets or conditions (financial or otherwise) of the Guarantor, the Liens created by any Loan Document or the ability of the Guarantor to perform its obligations under this Guaranty.

           (g) The Guarantor represents and warrants that: (i) the consolidated financial statements of the Guarantor and its subsidiaries dated December 31, 1997, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date, (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year-end audit adjustments; and (B) fairly present the financial condition of the Guarantor and its subsidiaries as of the date thereof and results of operations for the period covered thereby; and (ii) since December 31, 1997, there has been no Material Adverse Effect with respect to the Guarantor.

     Section 7.     Certain Covenants.

          (a) Information Covenants. The Guarantor shall deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Majority Banks, with sufficient copies for each Bank:

                 (i) Annual Financial Statements. As soon as available, but not later than 90 days after the end of each fiscal year, a copy of the consolidated balance sheet of the Guarantor and its subsidiaries as at the end of such year and the related consolidated statements of operations and of cash flows for such year, setting forth comparative consolidated figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the subject companies;

                (ii)  Quarterly  Financial  Statements.   As  soon  as
     available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Guarantor and its subsidiaries as of the end of such quarter and the related consolidated statements of operations and of cash flows for the period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth the comparative consolidated figures for the related period in the prior fiscal year, and certified by the chief financial officer or controller of the Guarantor as fairly presenting, in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments, the financial position and the results of operations of the Guarantor and its subsidiaries;

                (iii) Compliance Certificate. At the time of the delivery of the financial statements provided for in Sections 7(a)(i) and (ii), a certificate signed by a Responsible Officer of the Guarantor, stating that (A) the financial statements being delivered present fairly the financial position of the Guarantor as of the date thereof, (B) as of the date of such certificate, no Guarantor Default or Guarantor Event of Default exists (or if it does exist, an explanation of same and of the action the Guarantor intends to take to remedy same), (C) the representations and warranties of the Guarantor set forth in this Guaranty are true and correct in all material respects as of the date of such certificate except those which relate solely to an earlier date, (D) as of the date of such certificate, no actions, suits or proceedings are pending or, to the best knowledge of the Guarantor threatened, at law, in equity, in arbitration or before any Government Authority, against the Guarantor or any of its properties which: (x) purport to or do restrain the performance by the Guarantor under this Guaranty, or
     (y) individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Guarantor and its subsidiaries taken as a whole, and (E) since the date of the financial statements being delivered, there has been no Material Adverse Effect with respect to the Guarantor and its subsidiaries taken as a whole;

                (iv) Information Provided to Lenders. Promptly upon transmission thereof, copies of all other information concerning the Guarantor and its Subsidiaries which is delivered to the agent and/or financial institutions pursuant to the R&B Credit Facility;

                (v) SEC Reports. Promptly upon transmission thereof, copies of any material filings and registration with, and reports to, the SEC by the Guarantor or its subsidiaries and copies of all financial statements, proxy statements, notices and reports as the Guarantor or any of its subsidiaries shall generally send to analysts or all holders of their capital stock in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Guaranty); and

               (vi) Additional Information. Promptly, such additional information regarding the business, financial or corporate affairs of the Guarantor or any subsidiary of the Guarantor as any Bank, acting through the Administrative Agent, may from time to time reasonably request.

          (b) Amendments to R&B Credit Agreement. (i) Prior to agreeing to any R&B Credit Amendment, the Guarantor agrees to deliver a copy thereof to the Administrative Agent. The Guarantor agrees not to consent to or permit any R&B Credit Amendment without the prior written consent of the Majority Banks acting through the Administrative Agent.

          (ii) No Subsidiary of the Guarantor shall guarantee or otherwise become liable for repayment of, nor shall the Guarantor or any of its Subsidiaries give any security for, all or any part of Indebtedness under the R&B Credit Facility, unless simultaneously therewith a guarantee (or
security  agreement(s),  as  applicable)  is  executed  in  favor  of   the
Administrative Agent and the Banks, such guarantee (or security agreement(s), as applicable) to be upon substantially the same terms as granted to such other creditors and otherwise in form and substance satisfactory to the Administrative Agent acting upon the direction of the Majority Banks.

          (c) Other Indebtedness and Permitted Liens. The Guarantor will not, and will not permit any of its Subsidiaries to (i) create, incur assume or permit to exist any Indebtedness (as defined in the Credit Agreement governing the R&B Credit Facility (the "R&B Falcon Credit
Agreement"))  except  as permitted by the R&B Falcon Credit  Agreement,  or
(ii) create, incur, assume or permit to exist any Lien (as defined in the R&B Falcon Credit Agreement) on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except as permitted by the R&B Falcon Credit Agreement.

      Section 8. Further Assurances. The Guarantor agrees that at any time and from time to time, at the expense of the Guarantor, the Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, as the Administrative Agent may reasonably request, to enable the Administrative Agent to protect and to exercise and enforce its rights and remedies hereunder.

      Section 9. Application of Payments. Any payment received by the Administrative Agent from the Guarantor (or from any Bank pursuant to Section 14 below), shall be applied by the Administrative Agent as follows:

                First, to the payment of costs and expenses of collection and all expenses (including without limitation Attorney Costs), liabilities and advances made or incurred by the Administrative Agent in connection therewith;

                Next, to the Banks pro rata, based on the then outstanding amount of the Obligations owed to each in payment in full of the Obligations; and

                Finally, after payment in full of all Obligations and the termination of the Commitments, the payment to the Guarantor, or its successors and assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds;

provided, however, that nothing contained in this Section 9 shall expand or modify the limitation on the Guarantor's liability set forth in Section 2(b) of this Guaranty.

       Section 10. Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Guaranty to the contrary, the Administrative Agent may exercise, and at the request of the Majority Banks shall exercise or refrain from exercising, all rights and remedies provided for herein and provided by law.

       Section 11. No Waiver. No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 12. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed, in the case of amendments, by the Guarantor and by the Administrative Agent (acting with the consent of the Majority Banks or all the Banks, as may be required pursuant to Section 10.01 of the Credit Agreement) and, in the case of consent or waiver, by the Administrative Agent (acting with the consent of the Majority Banks or all the Banks, as may be required pursuant to Section 10.01 of the Credit Agreement) and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

       Section 13. Notices. All notices, requests and other communications provided for hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. The address for notices to the Guarantor shall be the address set forth below its signature to this Guaranty, or such other address as shall be designated by the Guarantor in a written notice to the Administrative Agent.

     Section 14.    Right to Set-off.

           (a) Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the Obligations (subject to the limitation set forth in Section 2(b) above), irrespective of whether or not such Bank shall have made any demand under this Guaranty and although such Obligations may be contingent and unmatured. Each Bank which sets-off pursuant to this
Section   14(a)  shall  give  prompt  notice  to  the  Guarantor  and   the
Administrative Agent following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

           (b) Any payment obtained pursuant to Section 14(a) above (or in any other manner directly from the Guarantor) by any Bank shall be remitted to the Administrative Agent and distributed among the Banks in accordance with the provisions of Section 9 above.

      Section 15. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment (after the termination of the Commitments) in full (subject to Section 2(b) above) of the Obligations and all other amounts payable under this Guaranty; (b) be binding upon the Guarantor, its successors and assigns; and (c) inure to the benefit of the Administrative Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein or otherwise, all as provided in, and to the extent set forth in, Sections 10.07 and 10.08 of the Credit Agreement.

     Section 16. Subordination of the Credit Parties' Obligations to the Guarantor. The Guarantor hereby expressly covenants and agrees for the benefit of the Administrative Agent and the Banks that all obligations and liabilities of the Borrower and all obligations and liabilities of all other guarantors of the Obligations (or any part thereof) ("Other Guarantors"), to the Guarantor of whatsoever description (including, without limitation, all rights of contribution) (the "Subordinated Obligations") shall be subordinated and junior in right of payment to the Obligations. In the case of any Insolvency Proceeding wherein the obligor of Subordinated Obligations (an "Obligor") is debtor, the Obligor and any assignee, trustee in bankruptcy, receiver or other similar Person, debtor in possession or other Person(s) in charge are hereby directed to pay to the Administrative Agent (for the benefit of the Banks) the full amount of the Obligations (including interest to date of payment and including without limitation interest accrued after the filing of a petition initiating an Insolvency Proceeding) before making any payment in respect of the Subordinated Obligations to the Guarantor, and insofar as may be necessary for that purpose, the Guarantor hereby assigns and transfers to the Administrative Agent all rights to such payments. Notwithstanding the foregoing provisions of this Section 16:

     (a) with respect to obligations and liabilities of the Borrower to the Guarantor ("Borrower/Guarantor Obligations"), the Guarantor may receive payments in respect of Borrower/Guarantor Obligations so long as there has not occurred a Default or Event of Default;

     (b) with respect to obligations and liabilities of one or more of the Other Guarantors who are not signatories to this Guaranty ("Unrelated Guarantors") which obligations or liabilities are related to the Borrower, the Drillship, or R&BII's interest in the Borrower ("Drillship-Related R&B/Conoco Obligations"), the Guarantor may receive payments in respect of Drillship-Related R&B/Conoco Obligations so long as there has been no acceleration of the Obligations under the Credit Agreement and there is not pending any Insolvency Proceeding involving as debtor the Borrower or the Obligor of the Drillship-Related R&B Conoco Obligations; and

     (c) obligations and liabilities of Unrelated Guarantors to the Guarantor, if such obligations and liabilities are unrelated to the Borrower and the Drillship ("Unrelated R&B/Conoco Obligations"), shall not be subject to the provisions of this
          Section 16.

If the Guarantor shall receive any payment in respect of the Subordinated Obligations in contravention of the terms of this Section, such payments shall be collected and received by the Guarantor as trustee for the Administrative Agent and the Banks and paid over to the Administrative Agent and the Banks on account of the Obligations.

     Section 17.    Severability; Entire Agreement.

           (a) If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Guaranty which are valid.

           (b) This Guaranty, together with the other Loan Documents, embodies the entire agreement and understanding among the Guarantor and the other parties to the Loan Documents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     Section 18.    Taxes.

           (a) Any and all payments by the Guarantor to each Bank or the Administrative Agent under this Guaranty and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes with respect to amounts owed by it.

           (b) If the Guarantor shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, then: (i)
the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (ii) the Guarantor shall make such deductions and withholdings; (iii) the Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and (iv) the Guarantor shall also pay to each Bank or the Administrative Agent for the account of such Bank, at the time interest is paid, all additional reasonable amounts which the respective Bank specifies, in a Certificate Regarding Taxes (as defined in Section 18(e) below) as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

           (c) The Guarantor agrees to indemnify and hold harmless each Bank and the Administrative Agent for the full amount of Taxes, Other Taxes and Further Taxes in the amount that the respective Bank specifies, in a Certificate Regarding Taxes (as defined in Section 18(e) below) as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Administrative Agent makes written demand therefor.

           (d) Within 30 days after the date of any payment by the Guarantor of Taxes, Other Taxes or Further Taxes, the Guarantor shall furnish to the Administrative Agent and each Bank the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Administrative Agent.

           (e) As used in this Section 18, a "Certificate Regarding Taxes" means a Certificate executed on behalf of the applicable Bank setting forth in reasonable detail the amount payable to such Bank hereunder. Such certificate shall be conclusive and binding on the Guarantor in the absence of manifest error.

      Section 19. Event of Default. As used in this Guaranty and in the other Loan Documents, a "Guarantor Event of Default" shall mean the occurrence of any of the following events:

          (a) the Guarantor fails to observe any covenant in Section 7(b) or 7(c) of this Guaranty; or

          (b) the Guarantor shall fail to observe or perform any other term or covenant contained in this Guaranty; provided, however if such default is capable of being cured or remedied, then such default shall not constitute a Guarantor Event of Default unless it shall continue unremedied for a period of twenty (20) days; or

          (c) the Guarantor (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, if the effect of such failure, event or condition is to result in acceleration of all or any part of such Indebtedness or renegotiation of the material payment terms of any such Indebtedness to become due prior to its scheduled maturity, or to result in such Contingent Obligation becoming payable or cash collateral in respect thereof being demanded; or

          (d) An R&B Credit Amendment shall be made or done without the prior written consent of the Administrative Agent (acting upon direction of the Majority Banks).

     SECTION 20.    GOVERNING LAW AND JURISDICTION.

           (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS); PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CAPITOL SERVICES, INC., WITH OFFICES ON THE DATE HEREOF AT 40 COLVIN AVE., SUITE 200, ALBANY, NEW YORK, 12206, AS ITS DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT IN NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR FURTHER
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH BELOW ITS SIGNATURE TO THIS GUARANTY AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER MAILING SUCH AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

           (c) THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.

      SECTION 21. WAIVER OF JURY TRIAL. THE GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

                     [SIGNATURE IS ON FOLLOWING PAGE]

      ENTIRE AGREEMENT. THIS WRITTEN GUARANTY AND OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 R&B FALCON CORPORATION


                                 By
                                 Name:
                                 Title:

                                 Address for Notices:

                                 R&B Falcon Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Attn:  Mr. Tim W. Nagle
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-4440

                                 With a copy to:

                                 Wayne K. Hillin, Esq .
                                 Co-Counsel
                                 R&B Falcon Corporation
                                 901 Threadneedle, Suite 200
                                 Houston, Texas  77079-2902
                                 Tel: (281) 496-5000
                                 Fax: (281) 496-0285